                                                                  EXHIBIT 99.01



                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE


In re:                                             Case No.: 399-02649 THROUGH 399-02680
                                                             ---------------------------
    SERVICE MERCHANDISE COMPANY, INC.              Judge:    PAINE
    ---------------------------------                        ---------------------------
                                                   Chapter 11

Debtor(s)

              MONTHLY OPERATING REPORT FOR PERIOD ENDING      March 31, 2002
                                                           ---------------------
              COMES NOW,   SERVICE MERCHANDISE COMPANY, INC.
                           ----------------------------------

       Debtor-In-Possession, and hereby submits its Preliminary Monthly Operating Report for the period commencing February 25, 2002 and ending March 31, 2002 as shown by the report and exhibits consisting of 15 pages and containing the following as indicated:

               X    Monthly Reporting Questionnaire (Attachment 1)
              ----
               X    Comparative Balance Sheets (Forms OPR-1 & OPR-2)
              ----
              N/A   Summary of Accounts Receivable (Form OPR-3)
              -----
               X    Schedule of Postpetition Liabilities (Form OPR-4)
              ----
               X    Statement of Income (Loss) (Form OPR-5)
              ----

       I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief.

       On January 18, 2002, the United States Bankruptcy Court for the Middle District of Tennessee, Nashville Division (the "Bankruptcy Court") approved the request of Service Merchandise Company, Inc. and its Subsidiaries (the "Company") to immediately begin liquidating the inventory at all of its stores and to conduct store closing sales on a final basis and to discontinue operations at the stores.

       The financial statements and schedules related to the Company included herein have not been prepared on a liquidation basis in accordance with generally accepted accounting principles ("GAAP"). The information needed to prepare the financial statements and schedules on a liquidation basis is not currently available to management. Attempting to obtain such information necessary to prepare the financial statements and schedules on a liquidation basis would cause undue hardship and expense to the Company. Preparation of the financial statements and schedules on a liquidation basis of accounting would result in material adjustments to the financial statements and schedules. Consequently, no representation is made regarding the sufficiency of the financial statements and schedules. The Company cautions readers not to place undue reliance on the financial statements and schedules contained herein.

       This report includes those reports agreed upon as appropriate at this time between the Debtor and the U.S. Trustee. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.

       Date:  April 22, 2002             DEBTOR - IN - POSSESSION
             ----------------

                                         By:                  /s/ Michael E. Hogrefe
                                                           --------------------------------------------------------
                                         Name and Title:   MICHAEL E. HOGREFE, SR. VP AND CHIEF FINANCIAL OFFICER
                                                           --------------------------------------------------------
                                         Address:          7100 SERVICE MERCHANDISE DRIVE
                                                           --------------------------------------------------------
                                                           BRENTWOOD, TENNESSEE 37027
                                                           --------------------------------------------------------
                                         Telephone No:     (615) 660-3340
                                                           --------------------------------------------------------

       Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 25, 2002 THROUGH MARCH 31, 2002

1. Payroll


                                                                                        WAGES                      TAXES
           OFFICERS                      TITLE                                 GROSS           NET           DUE            PAID
-----------------------------------------------------------------------------------------------------------------------------------
S. CUSANO                 CHAIRMAN OF THE BOARD                             $71,875.00     $46,414.70     $5,092.06     $25,460.30

C. STEVEN MOORE           SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE
                          OFFICER, GENERAL COUNSEL AND SECRETARY            $34,490.18     $20,945.68     $1,924.07     $ 9,222.82

MICHAEL E. HOGREFE        SENIOR VICE PRESIDENT AND CHIEF FINANCIAL
                          OFFICER                                           $29,672.58     $17,627.38     $1,957.96     $ 7,988.10

JOE M. ELLIOTT            VICE PRESIDENT, PROPERTY ADMINISTRATION           $14,532.75     $ 9,656.08     $  790.85     $ 2,998.27

KIMBERLY B. SOUTHARD      ASSISTANT VICE PRESIDENT, STRATEGIC PLANNING
                          AND ASSISTANT TREASURER                           $11,076.70     $ 6,630.56     $  790.30     $ 3,044.71



Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 25, 2002 THROUGH MARCH 31, 2002

2.  INSURANCE


                                                                                                                              DATE
                                                                                                                            COVERAGE
                                                                COVERAGE         POLICY        EXPIRATION      PREMIUM        PAID
TYPE                            NAME OF CARRIER                  AMOUNT          NUMBER           DATE         AMOUNT       THROUGH
------------------------------------------------------------------------------------------------------------------------------------
Property                        Fireman's Fund Insurance Co    $5 Million      01MXI9761300     12/31/02      $453,750     06/30/02
                                Royal Indemnity Co.            $5 Million       RHD317182       12/31/02       $60,000     06/30/02
                                Westchester Fire               $15 Million     WXA663479-0      12/31/02       $51,500     06/30/02
                                Commonwealth Ins Co            $25 Million      CLP 10333       12/31/02       $79,459     06/30/02
Boiler & Machinery              Hartford Steam Boiler          $10 Million      FBP4914359      12/31/02       $20,248     12/31/02
Transit                         Fireman's Fund Insurance Co    $1 Million     OIMXI97600751     12/31/02       $10,000     12/31/02
General Liability               Ace American Ins Co            $5 Million      XSLG2057804A     12/31/02      $250,000     12/31/02
Tenants Liability - AOS         Pacific Employers Ins. Co.     $5 Million      HDOG20578129     12/31/02    Incl. In GL    12/31/02
Tenants Liability-First Union   Pacific Employers Ins. Co.     $5 Million      HODG20578087     12/31/02    Incl. In GL    12/31/02
Workers' Compensation-AOS       Pacific Employers Ins Co       Statutory       WLRC43124456     12/31/02      $201,195     12/31/02
WC Excess                       Ace American Ins Co            Statutory        XWC014136       12/31/02       $24,034     12/31/02
Workers' Compensation-DAS       Pacific Employers Ins Co       Statutory       WLRC43124493     12/31/02    Included       12/31/02
WC Retro                        Pacific Employers Ins. Co.     Statutory       SCFC43031673     12/31/02    Included       12/31/02
WC Contractual Indemnity        Illinois Union Insurance Co    Statutory       CTPG20577794     12/31/02       $15,750     12/31/02
Auto                            Pacific Employers Ins Co       $1 Million      ISAH07969661     12/31/02       $43,572     12/31/02
Umbrella                        Ohio Casualty Group            $25 Million   BX(02)O52805120    06/30/02       $52,006     06/30/02
Excess Liability                Great American Assurance       $25 Million      EXC5752226      06/30/02       $18,600     06/30/02
International                   Ace American Ins Co            $1 Million       PHF051491       12/31/02        $2,500     12/31/02
Directors & Officers            Continental Insurance Co       $10 Million      300714943       12/31/02      $514,286     12/31/02
                                Federal Insurance Co           $10 Million      81278902-A      12/31/02      $470,250     12/31/02
                                Royal Insurance Co             $10 Million      PSF000009       12/31/02      $470,250     12/31/02
Fiduciary                       National Union Fire Ins Co     $5 Million        8726812        12/31/02       $28,423     12/31/02
Special Crime                   Reliance Insurance Co          $25 Million      NFK1951937      05/01/02       $13,458     05/01/02




Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 25, 2002 THROUGH MARCH 31, 2002

3.  BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE
HOME OFFICE                                                      $        150

CORPORATE ACCOUNTS                                                 15,273,701


CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY
  CREDIT CARD COMPANY)                                                     --


OTHER DEPOSITORY ACCOUNTS
OTHER CASH ACCOUNTS                                                    82,905


INVESTMENTS
SHORT TERM INVESTMENTS                                             72,552,091
                                                                 ------------

TOTAL CASH PER GENERAL LEDGER                                    $ 87,908,847
                                                                 ============




Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 25, 2002 THROUGH MARCH 31, 2002

RECEIPTS AND DISBURSEMENTS
(DOLLARS IN THOUSANDS)

                                             Actual         Actual          Actual         Actual         Actual        Total

                                  Monday    02/25/02       03/04/02        03/11/02       03/18/02       03/25/02      02/25/02
                                  Sunday    03/03/02       03/10/02        03/17/02       03/24/02       03/31/02      03/31/02
                                            --------       --------        --------       --------       --------      --------
Receipts:
   Sales receipts/Profit Sharing             $   --        $     --         $ 7,500        $ 6,000        $9,000        $ 22,500
   Miscellaneous receipts                       801           1,416             363         50,541           127          53,248
   Expense reimbursements                     8,843           8,947          16,634          4,521            --          38,945
                                             ------        --------         -------        -------        ------        --------
Total available collections                   9,644          10,363          24,497         61,062         9,127         114,693


Disbursements:
   Merchandise disbursements                    112               2              --             13            --             127
   Non-merchandise disbursements              7,352          12,435           7,901         20,994         8,188          56,870
                                             ------        --------         -------        -------        ------        --------
Total disbursements                           7,464          12,437           7,901         21,007         8,188          56,997
                                             ------        --------         -------        -------        ------        --------

Net receipts/(disbursements)                 $2,180        $ (2,074)        $16,596        $40,055        $  939        $ 57,696
                                             ======        ========         =======        =======        ======        ========




Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 25, 2002 THROUGH MARCH 31, 2002

ROLLING REVISED CASH FLOW
(DOLLARS IN THOUSANDS)

                                           Actual          Actual
                                          02/24/02        03/31/02
                                          --------        --------
Ending total revolver balance             $     --        $     --
Term loan                                       --              --
Standby letters of credit                   20,141          18,070
Trade letters of credit                      9,610              --
                                          --------        --------
Total extensions of credit                  29,751          18,070

Borrowing base                             122,940         183,934
                                          --------        --------

Availability                              $ 93,189        $165,864
                                          ========        ========



Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 25, 2002 THROUGH MARCH 31, 2002

4. Payments to Professionals February 25, 2002 through March 31, 2002

Vendor #                     Vendor Name                            Check Amt.    Check Date        Check #
-----------------------------------------------------------------------------------------------------------
101993        Rothschild, Inc.                                     $ 92,899.61     02/25/02        B0026890
 99391        Otterbourg, Steindler, houston and Rosen, PC         $ 72,037.93     02/25/02        B0026893
 99454        Harwell, Howard, Hyne, Gabbert and Manner, PC        $  6,272.59     02/25/02        B0026894
 27428        Sharretts, Paley, Carter and Blauvert, PC            $  3,926.59     02/26/02        50066050
 99329        Aegis Property Tax Specialists                       $  3,917.15     02/26/02        50066074
 99329        Aegis Property Tax Specialists                       $ 11,052.98     02/26/02        50066075
 99329        Aegis Property Tax Specialists                       $ 36,380.19     02/26/02        50066076
 99459        Robert L. Berger and Associates                      $ 15,357.81     02/27/02        B0026927
 95912        Kightlinger and Gray                                 $    805.10     02/28/02        50066142
 96221        Holt and Babington                                   $     55.80     02/28/02        50066143
 48779        Loss, Pavone and Orel                                $    225.00     02/28/02        50066150
 44013        McCarter and English                                 $    600.16     03/04/02        50066377
 67017        Barkley and Thompson                                 $  5,000.00     03/05/02        50066409
 44013        McCarter and English                                 $    145.50     03/12/02        50066786
 48779        Loss, Pavone and Orel                                $  1,438.50     03/12/02        50066787
 86237        Brusniak, Clement, Harrison and McCool, PC           $    100.69     03/13/02        50066808
103608        Abacus Advisory and Consulting                       $341,075.38     03/14/02        50066862
 71217        Bass, Berry and Sims                                 $192,456.80     03/15/02        B0027006
 99104        Jay Alix and Associates                              $ 22,996.95     03/15/02        B0027007
 99444        Sitrick and Company, Inc.                            $ 93,630.34     03/15/02        B0027008
 99459        Robert L. Berger and Associates                      $ 18,196.19     03/15/02        B0027014
 95384        Deloitte and Touche, LLP                             $ 24,447.51     03/19/02        50067081
 67017        Barkley and Thompson                                 $  2,332.14     03/19/02        50067094
 44013        McCarter and English                                 $  1,046.74     03/20/02        50067112
 44013        McCarter and English                                 $    684.00     03/22/02        50067226
101993        Rothschild, Inc.                                     $ 60,000.00     03/22/02        B0027064
 71217        Bass, Berry and Sims                                 $101,583.33     03/22/02        B0027066
 99104        Jay Alix and Associates                              $ 11,920.65     03/22/02        B0027067
 99391        Otterbourg, Steindler, houston and Rosen, PC         $ 76,746.22     03/22/02        B0027068
 99454        Harwell, Howard, Hyne, Gabbert and Manner, PC        $ 14,471.99     03/22/02        B0027069
 98378        Skadden, Arps, Slate, Meagher and Flom               $293,945.00     03/22/02        B0027075
 67017        Barkley and Thompson                                 $     26.00     03/25/02        50067267
 99391        Otterbourg, Steindler, houston and Rosen, PC         $174,508.40     03/25/02        B0027041
 99454        Harwell, Howard, Hyne, Gabbert and Manner, PC        $ 22,379.40     03/25/02        B0027042
 40443        Robert J. Bard, Esq.                                 $  3,500.00     03/27/02        50067520
 44013        McCarter and English                                 $  1,396.86     03/29/02        50067621


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)


                                                                 March 31,
                                                                   2002
                                                                 ---------
ASSETS
Current Assets:
     Cash and cash equivalents                                   $  87,909
     Accounts receivable                                            95,650
     Prepaid Expenses                                                6,275
                                                                 ---------

     TOTAL CURRENT ASSETS                                          189,834
                                                                 ---------

PROPERTY AND EQUIPMENT
     Owned assets, net of accumulated depreciation                  39,807


     Other assets and deferred charges                               9,640
                                                                 ---------

     TOTAL ASSETS                                                $ 239,281
                                                                 =========

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:
     Accounts payable                                            $  38,698
     Accrued expenses                                               76,659
     State & Local tax                                               7,297
                                                                 ---------


     TOTAL CURRENT LIABILITIES                                     122,654
                                                                 ---------


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)


                                                                 March 31,
                                                                   2002
                                                                 ---------
Liabilities Subject To Compromise:
     Accrued restructuring costs                                    42,067
     Long-term debt                                                314,562
     Accounts payable                                              209,177
     Accrued expenses                                               84,985
                                                                 ---------
     Total Liabilities Subject To Compromise                       650,791

     TOTAL LIABILITIES                                             773,445
                                                                 ---------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY
     Common stock                                                   49,936
     Additional paid-in-capital                                      5,881
     Deferred compensation                                             (63)
     Retained (deficit) earnings                                  (589,919)
                                                                 ---------
                TOTAL SHAREHOLDERS' (DEFICIT) EQUITY              (534,164)

     TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY        $ 239,281
                                                                 =========



Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 25, 2002 THROUGH MARCH 31, 2002

SUMMARY OF ACCOUNTS RECEIVABLE
MONTH ENDED: MARCH 31, 2002
FORM OPR-3 NOT APPLICABLE











Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 25, 2002 THROUGH MARCH 31, 2002

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
Month Ended:  03/31/2002
FORM OPR-4


                                                                   Total
                                                                 --------
Trade Accounts Payable (Merchandise)                             $ 38,698




                                                                   Total
                                                                 --------
Expense & other payables                                         $ 74,087





Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 25, 2002 THROUGH MARCH 31, 2002

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4
(DOLLARS IN THOUSANDS)

                                                       Date         Date                Total
                TAXES PAYABLE                        Incurred        Due                  Due
                                                   --------------------------------------------
Federal income tax                             **     Various      Various              $ 1,684

State income tax                                      Various      Various                  (72)
                                                                                       --------

                                      SUBTOTAL                                          $ 1,612
                                                                                       --------


Sales/use tax                         SUBTOTAL  *     Various      Various              $ 7,368
                                                                                       --------


Personal property tax                           *     Various      Various                1,296

Real estate taxes                               *     Various      Various                9,158

Inventory taxes                                 *     Various      Various                   --

Gross receipts/bus licenses                     *     Various      Various                  (61)

Franchise taxes                                 *     Various      Various                  814
                                                                                       --------

                                      SUBTOTAL                                         $ 11,207
                                                                                       --------


                                                                                       --------
TOTAL TAXES PAYABLE                                                                    $ 20,187
                                                                                       ========

*   liability included in accrued expenses on OPR-2
**  tax reserve



Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 25, 2002 THROUGH MARCH 31, 2002

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4



(DOLLARS IN THOUSANDS)

                                                           DATE                             TOTAL DUE
                                                         INCURRED        DATE DUE       (3/31/02 BALANCE)
                                                   ------------------------------------------------------
POST PETITION SECURED DEBT
         Revolver borrowings                             04/14/00        04/14/04            $     --
         Facility standby letters of credit              04/14/00        04/14/04              18,070
         Facility trade letters of credit                04/14/00        04/14/04                  --
         Term loans                                      04/14/00        04/14/04                  --
                                                                                             --------
TOTAL EXTENSIONS OF CREDIT                                                                   $ 18,070
                                                                                             ========


ACCRUED INTEREST PAYABLE                                                                     $  1,025
                                                                                             ========




Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

                                                                                                 February 25, 2002
                                                                                                      through
                                                                                                   March 31, 2002
                                                                                                 -----------------
Net Sales                                                                                            $ 24,200

Costs of merchandise sold and buying and occupancy expense/(reimbursement)                             (3,904)
                                                                                                     --------

Gross margin after cost of merchandise sold and buying and occupancy expenses/(reimbursement)          28,104

Selling, General and Administrative Expenses:
     Net Employment Expense                                                                             7,615
     Net Advertising                                                                                       (7)
     Banking and Other Fees                                                                               128
     Real Estate and Other Taxes                                                                        2,167
     Supplies                                                                                              11
     Communication and Equipment                                                                          190
     Travel                                                                                                23
     UCC and Other Services                                                                               215
     Legal and Professional                                                                                63
     Sales and Shipping                                                                                    16
     Insurance                                                                                            884
     Miscellaneous expense/(reimbursement)                                                             (5,398)
     Credit Card Services                                                                                 (48)
                                                                                                     --------
Total Selling, General and Administrative Expenses                                                      5,859



Other expense/(income), net                                                                              (149)


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

                                                                                                     Activity
                                                                                                 February 25, 2002
                                                                                                      through
                                                                                                   March 31, 2002
                                                                                                 -----------------
Restructuring charge (credit)                                                                              --

Depreciation and amortization                                                                              --
                                                                                                     --------

Earnings (loss) before interest, reorganization items, and income tax                                  22,394

Interest expense - debt                                                                                 1,332
Interest expense - capitalized leases                                                                     229
                                                                                                     --------

Earnings (loss) before reorganization items, and income tax                                            20,833

Reorganization Items:

     Legal and Professional                                                                               621
     Miscellaneous                                                                                         (2)
     Loss (Gain) on Disposal of Assets                                                                 53,468
     Close Store Charges                                                                                  451
                                                                                                     --------
     Total Reorganization Items                                                                        54,538

Earnings (loss) before income tax                                                                     (33,705)
     Income tax                                                                                            --
                                                                                                     --------

Net earnings (loss)                                                                                  $(33,705)
                                                                                                     ========



Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.